 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 22, 1998
                                                     REGISTRATION NO. 333-40335
-------------------------------------------------------------------------------
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                --------------

                      POST-EFFECTIVE AMENDMENT NO. 1
                                      TO
                                   FORM S-2
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                --------------

            GLACIER WATER SERVICES, INC.                                  GLACIER WATER TRUST I
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)     (EXACT NAME OF CO-REGISTRANT AS SPECIFIED IN ITS CHARTER)

                      DELAWARE                                                DELAWARE
          (STATE OR OTHER JURISDICTION OF                          (STATE OR OTHER JURISDICTION OF
           INCORPORATION OR ORGANIZATION)                          INCORPORATION OR ORGANIZATION)
                     33-0493559                                              33-0779340
        (I.R.S. EMPLOYER IDENTIFICATION NO.)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)
                        5962                                                    6719
            (PRIMARY STANDARD INDUSTRIAL                            (PRIMARY STANDARD INDUSTRIAL
            CLASSIFICATION CODE NUMBER)                              CLASSIFICATION CODE NUMBER)
                 2261 COSMOS COURT                                        2261 COSMOS COURT
                 CARLSBAD, CA 92009                                      CARLSBAD, CA 92009
             TELEPHONE: (760) 930-2420                                TELEPHONE: (760) 930-2420
          (ADDRESS INCLUDING ZIP CODE, AND                        (ADDRESS, INCLUDING ZIP CODE, AND
       TELEPHONE NUMBER, INCLUDING AREA CODE,                  TELEPHONE NUMBER, INCLUDING AREA CODE,
    OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICE)            OF CO-REGISTRANT'S PRINCIPAL EXECUTIVE OFFICE)

                                JERRY A. GORDON
                     PRESIDENT AND CHIEF OPERATING OFFICER
                         GLACIER WATER SERVICES, INC.
                               2261 COSMOS COURT
                          CARLSBAD, CALIFORNIA 92009
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                  INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                --------------

                                  COPIES TO:

             KENNETH J. BARONSKY, ESQ.                            WILLIAM T. QUICKSILVER, ESQ.
          MILBANK, TWEED, HADLEY & MCCLOY                        MANATT, PHELPS & PHILLIPS, LLP
       601 SOUTH FIGUEROA STREET, 30TH FLOOR                      11355 WEST OLYMPIC BOULEVARD
           LOS ANGELES, CALIFORNIA 90017                           LOS ANGELES, CA 90064-1614
             TELEPHONE: (213) 892-4000                              TELEPHONE: (310) 312-4210

                                --------------

         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.

                                --------------

  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
  If the registrant elects to deliver its latest annual report to security holders, or a complete and legible facsimile thereof, pursuant to Item 11(a)(1) of this form, check the following box. [_]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-40335
  If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [_]

                                --------------

  THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.

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


                             EXPLANATORY NOTE

  This Post-Effective Amendment No. 1 is being filed pursuant to Rule 462(d) under the Securities Act of 1933, as amended, by Glacier Water Trust I, a Delaware statutory business trust ("Water Trust I") and Glacier Water Services, Inc., a Delaware corporation ("Glacier"), in order to amend Exhibit
8.1 to the Company's Registration Statement on Form S-2, File No. 333-40335 (as amended, the "Registration Statement"). The prospectus that forms a part of the Registration Statement is incorporated herein by reference.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

   Securities and Exchange Commission registration fee................ $ 25,758
   NASD fee...........................................................    7,000
   American Stock Exchange fees.......................................   15,000
   Trustees' fees and expenses........................................   12,000*
   Legal fees and expenses............................................  200,000*
   Blue Sky fees and expenses.........................................   10,000*
   Accounting fees and expenses.......................................   60,000*
   Printing expenses..................................................  120,000*
   Miscellaneous expenses.............................................   20,242*
                                                                       --------
       TOTAL.......................................................... $470,000
                                                                       ========

--------
* Estimated Amounts

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS

  Section 145 of the General Corporation Law of Delaware permits the indemnification of directors, officers, employees and agents of Delaware corporations.

  As permitted by Sections 102 and 145 of the Delaware General Corporation Law, the Registrant's certificate of incorporation eliminates a director's personal liability for monetary damages to the Registrant and its stockholders arising from a breach or alleged breach of a director's fiduciary duty except for liability under Section 174 of the Delaware General Corporation Law or liability for any breach of the director's duty of loyalty to the Registrant or its stockholders, for acts or omissions not in good faith or which involve unintentional misconduct or a knowing violation of law or for any transaction in which the director derived an improper personal benefit. The effect of this provision in the certificate of incorporation is to eliminate the rights of the Registrant and its stockholders (through stockholders' derivative suits on behalf of the Registrant) to recover monetary damages against a director for breach of fiduciary duty as a director (including breaches resulting from negligent or grossly negligent behavior) except in the situations described above.

  The Registrant's bylaws provide for indemnification of officers, directors and employees and the Company has entered into an indemnification agreement ("Indemnification Agreement") with each officer and director of the Registrant (an "Indemnitee"). Under the bylaws and these Indemnification Agreements, the Registrant must indemnify an Indemnitee to the fullest extent permitted by Delaware Law for losses and expenses incurred with actions in which the Indemnitee is involved by reason of having been a director or employee of the Registrant. The Registrant is also obligated to advance expenses an Indemnitee may incur in connection with such actions before any resolution of the action, and the Indemnitee may sue to enforce his or her right to indemnification or advancement of expenses.

  The Registrant has entered into indemnification agreements with its officers directors in the form incorporated by reference hereto as Exhibit 10.5.

  Under the Trust Agreement, Glacier will agree to indemnify each of the Trustees of Water Trust I or any predecessor Trustee for Water Trust I, and to hold each Trustee harmless against any loss, damage, claims, liability or incurred without negligence or bad faith on its part, arising out of or connection with the acceptance or administration of the Trust Agreement, the costs and expenses of defending itself against any claim or in connection with the exercise or performance of any of its powers or duties under the Trust Agreement.

  Glacier and Water Trust I have agreed to indemnify the Underwriters, the Underwriters have agreed to indemnify Water Trust I and Glacier for certain liabilities, including liabilities under the Securities Act of 1933, as amended. Reference is made to the Underwriting Agreement filed as Exhibit 1.1 herewith.

ITEM 16. EXHIBITS

  (a) Exhibits

     1.1    Form of Underwriting Agreement.+
     4.1    Form of Subordinated Indenture to be entered into between Glacier
             Water Services, Inc. and Wilmington Trust Company, as the
             Indenture Trustee.+
     4.2    Form of Officers' Certificate and Company Order.+
     4.3    Certificate of Trust of Water Trust I dated November 13, 1997.+
     4.4    Trust Agreement of Water Trust I dated as of November 13, 1997.+
     4.4.1  Form of Amended and Restated Trust Agreement of Water Trust I.+
     4.5    Form of Trust Preferred Certificate of Water Trust I.+
     4.6    Form of Common Securities Certificate of Water Trust I.+
     4.7    Form of Guarantee Agreement.+
     4.8    Form of Agreement as to Expenses and Liabilities.+
     4.9    Form of Junior Subordinated Deferrable Interest Debenture of
             Glacier.+
     5.1    Opinion and Consent of Milbank, Tweed, Hadley & McCloy.+
     5.2    Opinion and Consent of Richards, Layton & Finger, P.A.+
     8.1 Opinion and Consent of Milbank, Tweed, Hadley & McCloy, as counsel to Glacier Water Services, Inc., as to certain federal income tax matters.
    10.1    Amended and Restated 1992 Stock Incentive Plan.(2)
    10.2    Vending Machine Agreement between the Vons Companies, Inc. and
             BWVI.(1)
    10.3    Location Agreement between Food 4 Less Supermarkets, Inc. and GW
             Services, Inc.(7)
    10.4    Location Agreement between Ralphs Grocery Company, Cala Co., and GW
             Services, Inc.(8)
    10.5    Form of Indemnification Agreement with Officers and Directors.(1)
    10.6    Lease Agreement between Enterprise Leasing and GW Services, Inc.(3)
    10.7    Lease Agreement between Robert N. and Jean K. Rindt and Glacier
             Water Services, Inc. relating to the Carlsbad, CA facility.(4)
    10.8    1994 Stock Compensation Plan.(5)
    10.8.1  Amendment No. 1 to 1994 Stock Compensation Plan.(6)
    10.8.2  Amendment No. 2 to 1994 Stock Compensation Plan.(8)
    10.9    Asset Purchase Agreement dated March 28, 1997 by and between
             Glacier Water Services, Inc., McKesson Corp. and McKesson Water
             Products Company.(8)
    10.10   Credit Agreement between Tokai Bank of California, Glacier Water
             Services, Inc. and GW Services, Inc.(6)
    10.10.1 Modification of Note and Credit Agreement between Tokai Bank of
             California, Glacier Water Services, Inc. and GW Services, Inc.
             effective February 6, 1996.(7)
    10.10.2 Modification of Note and Credit Agreement between Tokai Bank of
             California, Glacier Water Services, Inc. and GW Services, Inc.
             effective June 20, 1996.(8)
    10.10.3 Modification of Note and Credit Agreement between Tokai Bank of
             California, Glacier Water Services, Inc. and GW Services, Inc.
             effective March 28, 1997.(8)
    10.10.4 Amendment to Guarantee of Note and Credit Agreement.(8)
    12.1    Statement re Computation of Ratios.+
    23.1    Consent of Arthur Andersen LLP.

    23.2 Consent of Deloitte & Touche LLP.
    23.3 Consent of Milbank, Tweed, Hadley & McCloy (included in Exhibit 5.1 and 8.1 above).+
    23.4 Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2 above).+
    23.5 Consent of Beverage Marketing Corporation.+
    24.1 Power of Attorney (set forth on the signature page of the Registration
          Statement).+
    25.1 Form T-1 Statement of Eligibility of Wilmington Trust Company to act as trustee under the Subordinated Indenture.+
    25.2 Form T-1 Statement of Eligibility of Wilmington Trust Company to act as trustee under the Amended and Restated Trust Agreement.+
    25.3 Form T-1 Statement of Eligibility of Wilmington Trust Company to act as trustee under the Trust Preferred Securities Guarantee Agreement.+
    27.1 Financial Data Schedule of Glacier Water Trust I.+

--------
+   Previously filed.
(1) Incorporated by reference to the Company's Registration Statement on Form S-1 (File No. 33-61942), and the amendments thereto.
(2) Incorporated by reference to the Company's Registration Statement on Form S-8 (File Number 33-61942) filed April 30, 1993.
(3) Incorporated by reference to the Company's Annual Report on Form 10-K and amendments thereto dated March 11, 1994 for the year ended December 31, 1993.
(4) Incorporated by reference to the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 1994.
(5) Incorporated by reference to the Company's Registration Statement on Form S-8 (File Number 33-80016) filed June 8, 1994.
(6) Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1995.
(7) Incorporated by reference to the Company's proxy statement from the 1995 Annual Meeting of Stockholders filed May 1, 1995.
(8) Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1996.

ITEM 17. UNDERTAKINGS

  (a) The undersigned Registrants hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrants' annual reports pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrants pursuant to the foregoing provisions, or otherwise, the Registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrants of expenses or paid by a director, officer or controlling person of the Registrants in the successful defense of any action, suit or proceeding) is asserted by such officer or controlling person in connection with the securities being registered, the Registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

  (c) The Registrants hereby undertake that:

    (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrants pursuant to Rule 424(b)(1) or
  (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

    (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-2 and has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly in the City of Carlsbad, State of California, on January 22, 1998.

                                          GLACIER WATER SERVICES, INC.

                                                 /s/ Jerry A. Gordon
                                          By: _________________________________
                                                     Jerry A. Gordon
                                              President and Chief Operating
                                                         Officer

  Pursuant to the Requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

   Dated: January 22, 1998  *
                            ___________________________________________
                            Douglas C. Boyd, Director

   Dated: January 22, 1998  *
                            ___________________________________________
                            Peter B. Foreman, Director

   Dated: January 22, 1998  /s/ Jerry A. Gordon
                            ___________________________________________
                            Jerry A. Gordon, President, Chief Operating
                             Officer and Director

   Dated: January 22, 1998  *
                            ___________________________________________
                            Richard A. Kayne, Director

   Dated: January 22, 1998  *
                            ___________________________________________
                            Scott H. Shlecter, Director

   Dated: January 22, 1998  *
                            ___________________________________________
                            Robert V. Sinnott, Director

   Dated: January 22, 1998  *
                            ___________________________________________
                            Jerry R. Welch, Chairman of the Board and
                             Chief Executive Officer

   Dated: January 22, 1998  *
                            ___________________________________________
                            Brenda K. Foster, Vice President,
                            Controller (principal financial and
                            accounting officer)

     /s/ Jerry A. Gordon
By: _____________________________
         Jerry A. Gordon
        Attorney-in-Fact

  Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-2 and has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly in the City of Carlsbad, State of California, on January 22, 1998.

                                      GLACIER WATER TRUST I

   Dated: January 22, 1998  *
                            ___________________________________________
                            Jerry R. Welch
                            Administrative Trustee

   Dated: January 22, 1998  /s/ Jerry A. Gordon
                            ___________________________________________
                            Jerry A. Gordon
                            Administrative Trustee

   Dated: January 22, 1998  *
                            ___________________________________________
                            Brenda K. Foster
                            Administrative Trustee

     /s/ Jerry A. Gordon
By: _____________________________
         Jerry A. Gordon
        Attorney-in-Fact

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
  1.1    Form of Underwriting Agreement.+

  4.1    Form of Subordinated Indenture to be entered into between Glacier
          Water Services, Inc. and Wilmington Trust Company, as Indenture
          Trustee.+

  4.2    Form of Officers' Certificate and Company Order.+

  4.3    Certificate of Trust of Water Trust I dated November 13, 1997.+

  4.4    Trust Agreement of Water Trust I dated as of November 13, 1997.+

  4.4.1  Form of Amended and Restated Trust Agreement of Water Trust I.+

  4.5    Form of Trust Preferred Certificate of Water Trust I.+

  4.6    Form of Common Securities Certificate of Water Trust I.+

  4.7    Form of Guarantee Agreement.+

  4.8    Form of Agreement as to Expenses and Liabilities.+

  4.9    Form of Junior Subordinated Deferrable Interest Debenture of Glacier.+

  5.1    Opinion and Consent of Milbank, Tweed, Hadley & McCloy.+

  5.2    Opinion and Consent of Richards, Layton & Finger, P.A.+

  8.1    Opinion and Consent of Milbank, Tweed, Hadley & McCloy, as counsel to
          Glacier Water Services, Inc., as to certain federal income tax matters.

 10.1    Amended and Restated 1992 Stock Incentive Plan.(2)

 10.2    Vending Machine Agreement between the Vons Companies, Inc. and
          BWVI.(1)

 10.3    Location Agreement between Food 4 Less Supermarkets, Inc. and GW
          Services, Inc.(7)

 10.4    Location Agreement between Ralphs Grocery Company, Cala Co., and GW
          Services, Inc.(8)

 10.5    Form of Indemnification Agreement with Officers and Directors.(1)

 10.6    Lease Agreement between Enterprise Leasing and GW Services, Inc.(3)

 10.7    Lease Agreement between Robert N. and Jean K. Rindt and Glacier Water
          Services, Inc. relating to the Carlsbad, CA facility.(4)

 10.8    1994 Stock Compensation Plan.(5)

 10.8.1  Amendment No. 1 to 1994 Stock Compensation Plan.(6)

 10.8.2  Amendment No. 2 to 1994 Stock Compensation Plan.(8)

 10.9    Asset Purchase Agreement dated March 28, 1997 by and between Glacier
          Water Services, Inc., McKesson Corp. and McKesson Water Products
          Company.(8)

 10.10   Credit Agreement between Tokai Bank of California, Glacier Water
          Services, Inc. and GW Services, Inc.(6)

 10.10.1 Modification of Note and Credit Agreement between Tokai Bank of
          California, Glacier Water Services, Inc. and GW Services, Inc.
          effective February 6, 1996.(7)

 10.10.2 Modification of Note and Credit Agreement between Tokai Bank of
          California, Glacier Water Services, Inc. and GW Services, Inc.
          effective June 20, 1996.(8)

 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
 10.10.3 Modification of Note and Credit Agreement between Tokai Bank of
          California, Glacier Water Services, Inc. and GW Services, Inc.
          effective March 28, 1997.(8)

 10.10.4 Amendment to Guarantee of Note and Credit Agreement.(8)

 12.1    Statement re Computation of Ratios.+

 23.1    Consent of Arthur Andersen LLP.

 23.2    Consent of Deloitte & Touche LLP.

 23.3 Consent of Milbank, Tweed, Hadley & McCloy (included in Exhibit 5.1 and 8.1 above).+

 23.4 Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2 above).+

 23.5    Consent of Beverage Marketing Corporation.+

 24.1    Power of Attorney (set forth on the signature page of the Registration
          Statement).+

 25.1 Form T-1 Statement of Eligibility of Wilmington Trust Company to act as trustee under the Subordinated Indenture.+

 25.2 Form T-1 Statement of Eligibility of Wilmington Trust Company to act as trustee under the Amended and Restated Trust Agreement.+

 25.3 Form T-1 Statement of Eligibility of Wilmington Trust Company to act as trustee under the Trust Preferred Securities Guarantee Agreement.+

 27.1    Financial Data Schedule of Glacier Water Trust I.+

--------
 +  Previously filed.
(1) Incorporated by reference to the Company's Registration Statement on Form S-1 (File No. 33-61942), and the amendments thereto.
(2) Incorporated by reference to the Company's Registration Statement on Form S-8 (File Number 33-61942) filed April 30, 1993.
(3) Incorporated by reference to the Company's Annual Report on Form 10-K and amendments thereto dated March 11, 1994 for the year ended December 31, 1993.
(4) Incorporated by reference to the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 1994.
(5) Incorporated by reference to the Company's Registration Statement on Form S-8 (File Number 33-80016) filed June 8, 1994.
(6) Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1995.
(7) Incorporated by reference to the Company's proxy statement from the 1995 Annual Meeting of Stockholders filed May 1, 1995.
(8) Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1996.